Exhibit 99.1

Q2 2018 Earnings Presentation Daseke, Inc. August 9, 2018

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s Current Report on Form 10-K, filed with the SEC on March 16,2018, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA. You can find the reconciliations of these measures to the nearest comparable GAAP measure elsewhere in the Appendix of this presentation. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock-based compensation expense, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. Daseke’s board of directors and executive management team use Adjusted EBITDA as a key measure of its performance and for business planning. Adjusted EBITDA assists them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because it removes from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA also allows Daseke to more effectively evaluate its operating performance by allowing it to compare its results of operations against its peers without regard to its or its peers’ financing method or capital structure. Acquisition-Adjusted EBITDA and Acquisition-Adjusted Revenue give effect to Daseke’s acquisitions completed in 2017 and, in certain cases, thus far in 2018 as though those acquisitions were completed on the first date of the applicable measurement period. These ‘‘as if’’ estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA should not be construed as an inference that Daseke’s future results will be consistent with these ‘‘as if’’ estimates and are presented for informational purposes only. To derive Acquisition-Adjusted EBITDA, we add to our Adjusted EBITDA (i) the aggregate Adjusted EBITDA of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date, (ii) charges and expenses attributable to the undertaking or implementation of cost savings, optimization or restructuring efforts and (iii) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable. See “Important Disclaimers” page and the Appendix for more information and reconciliations. To derive Acquisition-Adjusted Revenue, we add to our revenue the aggregate revenue of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date. See “Important Disclaimers” page and the Appendix for more information and reconciliations. Please note that these non-GAAP measures are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. In particular, Adjusted EBITDA should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. To compensate for these limitations, Daseke’s board and management do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead rely primarily on Daseke’s GAAP results and use non-GAAP measures supplementally. See Appendix for most directly comparable GAAP measures. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. Important Disclaimers

Presenters Scott Wheeler President and Director Don Daseke CEO and Chairman Bharat Mahajan CFO (elect)

Today’s Agenda Second Quarter 2018 Financial Summary & Operational Highlights Detailed Review of Second Quarter 2018 Financial Results Executing on 2018 Strategic Priorities: Organic Growth, Operational Effectiveness, M&A Increased 2018 Financial Outlook

Q2 2018 Financial Summary (vs. Q2 2017) Revenue increased 91% to $376.9M Flatbed Solutions revenue up 87% to $162.2M Specialized Solutions revenue up 95% to $218.4M Net income improved to $13.5M compared to a net loss of $4.1M Adjusted EBITDA increased 91% to $46.3M Up 13% Acquisition Adjusted EBITDA to $48.1M

BUILDING NORTH AMERICA’S Premier Specialized & Flatbed Logistics Provider 5

Detailed Review of Second Quarter 2018 Financial Results

Q2 2018 Financial Results ($ in millions) Consolidated Financial Metrics 2017 2018 Total Revenue $ 197.3 $ 376.9 Revenue (excl. FSC) 181.0 341.6 Operating Income (Loss) 4.5 8.5 Net Income (Loss) (4.1) 13.5 Adjusted EBITDA 24.3 46.3 Three Months Ended Jun 30 Record Q2 Results, 13% Organic Revenue Growth %▲ 91% ($ in millions) Financial Metrics by Segment 2017 2018 Flatbed Revenue $ 86.9 $ 162.2 Flatbed Adjusted EBITDA 13.8 18.8 Specialized Revenue Specialized Adjusted EBITDA 15.2 33.2 Three Months Ended Jun 30%▲ 87% 36% $ 112.0 $ 218.4 95% 118% 89% 91% 91% NA

Revenue and Adjusted EBITDA Margin (Actual) Flatbed Solutions Overview Revenue and Adjusted EBITDA Margin (Excl. Acquisitions)1 ($ in millions) ($ in millions) Excludes all acquisitions after June 30, 2017. $86.9 $162.2 $13.8 $18.8 15.8% 11.6% Q2 2017 Q2 2018 Revenue Adj. EBITDA Adj. EBITDA Margin $86.9 $97.6 $13.8 $14.6 15.8% 14.9% Q2 2017 Q2 2018 Revenue Adj. EBITDA Adj. EBITDA Margin 60% 40% Q2 2017 Asset Heavy Asset Light 32% 68% Q2 2018 Asset Heavy Asset Light 60% 40% Q2 2017 Asset Heavy Asset Light 54% 46% Q2 2018 Asset Heavy Asset Light

Flatbed Segment Trends – Continued Y/Y Improvement Flatbed Revenue per Tractor (excl. FSC)(2) Flatbed Rate Per Mile (excl. FSC)(1) ($ in thousands) Period’s revenue less fuel surcharge divided by total number of miles driven in the period. Period’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors). Excludes acquisitions after June 30, 2017. Excluding 2017 Acquisitions, Rate per Mile was up 14%(3) $42.9 $42.0 $39.4 $40.6 $45.7 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $33 $36 $39 $42 $45 $48 $1.80 $1.85 $1.87 $1.81 $2.03 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $1.65 $1.80 $1.95 $2.10

Revenue and Adjusted EBITDA Margin (Excl. Acquisitions)1 Revenue and Adjusted EBITDA Margin (Actual) Specialized Solutions Overview ($ in millions) ($ in millions) Excludes all acquisitions after June 30, 2017. $112.0 $218.4 $15.2 $33.2 13.6% 15.2% Q2 2017 Q2 2018 Revenue Adj. EBITDA Adj. EBITDA Margin $112.0 $128.2 $15.2 $18.7 13.6% 14.6% Q2 2017 Q2 2018 Revenue Adj. EBITDA Adj. EBITDA Margin 65% 35% Q2 2017 Asset Heavy Asset Light 58% 42% Q2 2018 Asset Heavy Asset Light 65% 35% Q2 2017 Asset Heavy Asset Light 62% 38% Q2 2018 Asset Heavy Asset Light

Specialized Segment Trends – Sequential & Y/Y Improvements (Includes Aveda Project Freight Revenue) Specialized Rate per Mile (excl. FSC)(1) Specialized Revenue per Tractor (excl. FSC)(2) ($ in thousands) Period’s revenue less fuel surcharge divided by total number of miles driven in the period. Period’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors) Excludes acquisitions after June 30, 2017. Excluding Acquisitions Post Q2 2017, Rate per Mile was up 5%(3) $2.62 $2.70 $2.62 $2.67 $2.88 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $2.35 $2.55 $2.75 $2.95 $49.1 $51.4 $47.6 $53.2 $57.4 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $42 $46 $50 $54 $58 $62

Specialized Segment Trends – Sequential & Y/Y Improvements (Excludes Aveda Project Freight Revenue) Specialized Rate per Mile (excl. FSC)(1) Specialized Revenue per Tractor (excl. FSC)(2) ($ in thousands) Period’s revenue less fuel surcharge divided by total number of miles driven in the period. Period’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors) Excludes acquisitions after June 30, 2017. Excluding Acquisitions Post Q2 2017, Rate per Mile was up 5%(3) $2.62 $2.70 $2.62 $2.67 $2.75 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $2.35 $2.55 $2.75 $49.1 $51.4 $47.6 $53.2 $57.1 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $42 $46 $50 $54 $58 $62

EBITDA by Segment – Acquisition-Adjusted Three Months Ended June 30, 2017 2018 Flatbed Acq. Adjusted EBITDA $17.0M $18.8M Specialized Acq. Adjusted EBITDA $30.2M $35.0M Less: Corporate Adjusted EBITDA $(4.7)M $(5.6)M Daseke Acq. Adjusted EBITDA $42.6M $48.1M Acquisition-Adjusted EBITDA up by $5.5M or 13%

Capital to Support Growth Balance Sheet Cash: $78.7M Revolving Line of Credit Capacity: $82.4M Net Debt: $ 553.5M As of 6/30/2018 Balance Sheet Cash: $25M Revolving Line of Credit Capacity: $82M Net Debt: $ 635M Post Acquisition of Builders Transportation and Two Tuck-Ins

Leverage at 6/30/18 GAAP1 Acq. Adj.2 Debt Calc.3 4.2x 3.6x 3.4x Leverage Covenant is 4.25x, Stepping Down to 4.0x in Q1 2019. Net debt divided by actual EBITDA. Net debt divided by acquisition-adjusted EBITDA. As defined in term loan agreement dated February 27,2017, as amended.

Executing on 2018 Strategic Priorities: Operational Effectiveness, Organic Growth, M&A

Delivering on 2018 Strategic Priorities Operational Effectiveness Regional leadership Appropriate operations consolidation Processes, people & systems Focused M&A Strategic niches Tuck-ins Flatbed Organic Growth Increase revenue/rates Control costs Strategic niches High security cargo Commercial glass Customized Freight Management System (FMS) Drivers

EBITDA by Segment – Acquisition-Adjusted 2017 Q2 2018 Q2 % change Flatbed Acq. Adjusted EBITDA $17.0M $18.8M 10% Specialized Acq. Adjusted EBITDA $30.2M $35.0M 16% Operating Segments up $6.5M

Daseke Fleet Services – Targeting Cost-Improvement through Centralization Formation Directly Addresses Opportunity and Necessity to Actively Manage and Improve Cost Structure Acquisition Operation Disposition

Tangible Examples: Daseke Fleet Services Renegotiated with two fuel suppliers Negotiated savings with largest tire manufacturer Sold $1.1M worth of equipment Preventative maintenance interval adjustment Total savings over next 12 months ~$1 million

Focused M&A Aveda is one of the largest oil rig moving companies in North America Provides specialized transportation required for oil and gas exploration, development and production Services include: Rig & worksite transport Heavy haul Rentals Closed: 6/6/2018

Builders Transportation Joins the Daseke Family Family-owned and operated since 1961 Headquarters: Memphis, TN Expanded presence: steel, construction materials Operate over 350 trucks Terminals in Birmingham, AL; Memphis, TN; Dravosburg, PA; Houston, TX. ~$72M in revenues and ~$10M in EBITDA (5.5x purchase multiple)(1)(2) Acquisition Highlights Closed: 8/2/2018 Based on the internally prepared financial statements of Builders Transportation Co. Net income of $2.1 million plus depreciation and amortization of $6.6 million, and interest of $1.0 million results in Adjusted EBITDA of $9.7 million.

Increased 2018 Outlook 2018 Prior 2018 Update Revenue (GAAP)(1) ~$1.35 billion $1.55 billion - YOY Growth ~60%(2) ~80%(2) Adj. EBITDA (Actual)(1) ~$150 million $170 million - YOY Growth ~63%(3) ~91%(3) Net Replacement Capital Expenditures $65 million $85 million Growth Capex Opportunities $20-$40 million $40 million Excluding any 2018 acquisitions. Growth from 2017 GAAP reported revenue. Growth from 2017 reported Adjusted EBITDA.

Daseke Guidance Update 2018 Adj. EBITDA Guidance Bridge 200 190 180 170 160 150 140 130 2017 Acqusition Adjusted Organic Increase Updated Organic Guidance 2018 Acquistions (Q3 & Q4) updated Guidance + 2018 Acquisitions (Actual) 2018 Acquisitions Run Rate Acquisition Adjusted 2018 Run Rate 140 15 155 15 Growth, 5 Prior Year, 10 FY 2018 Actual 17 15 185 DASEKE 24

Key Takeaways Record Q2 results, significant expansion in revenue, profitability, Adj. EBITDA ✓ Strong revenue per tractor in Specialized & Flatbed, year-over-year rate increases ✓ Strategic growth plan driving tangible results ✓ Daseke Fleet Services targets cost improvements through centralization ✓ Increased 2018 outlook sets stage for another record year ✓ Liquidity for expansion enabled flatbed-focused Builders Transportation acquisition ✓

Questions Conclusion

Appendix

Consolidated Adjusted EBITDA Reconciliation ($ in thousands) Adjusted EBITDA Reconciliation Three Months Ended Six Months Ended Twelve Months Ended June June June 2018 2017 2018 2017 2018 2017 Net income (loss) $ 13,485 $ (4,107) $ 12,688 $ (11,852) $ 51,537 $ 26,996 Depreciation/amortization 31,766 17,638 56,948 33,953 99,858 76,863 Net Interest expense 10,469 6,494 20,365 16,269 37,137 33,041 Provision(benefit) for Income taxes (14,546) 2,184 (14,929) (586) (66,625) (52,282) Acquisition-related transaction expenses 1,402 1,037 1,842 1,483 3,736 3,377 Stock compensation 902 538 1,788 538 3,125 1,875 Impairment 2,840 - 2,840 - 2,840 - Merger transaction expenses - 481 - 2,034 - 2,034 Adjusted EBITDA $ 46,318 $ 24,265 $ 81,542 $ 41,839 $ 131,608 $ 91,904

Consolidated Acquisition-Adjusted EBITDA Reconciliation ($ in thousands) Acquisition-Adjusted EBITDA Reconciliation Three Months Ended Six Months Ended Twelve Months Ended June June June 2018 2017 2018 2017 2018 2017 Net income (loss) $ 9,399 $ (1,341) $ 7,622 $ (9,705) $ 46,925 $ (35,344) Depreciation/amortization 33,661 29,563 61,862 58,906 121,983 119,682 Net Interest expense 12,259 8,945 23,453 21,239 45,115 38,545 Provision(benefit) for Income taxes (14,512) 2,765 (14,850) 364 (62,744) 2,383 Acquisition-related transaction expenses 2,836 1,399 3,276 3,680 5,199 1,595 Stock compensation 1,621 753 2,520 873 3,980 874 Impairment 2,840 - 2,840 0 2,840 2,005 Merger transaction expenses - 481 - 481 - 4,484 Adjusted EBITDA $ 48,104 $ 42,565 $ 86,723 $ 75,838 $ 163,298 $ 134,224

Consolidated Acquisition-Excluded EBITDA Reconciliation ($ in thousands) Acquisition-Excluded EBITDA Reconciliation Three Months Ended Six Months Ended Twelve Months Ended June June June 2018 2017 2018 2017 2018 2017 Net income (loss) $ 1,465 $ (4,107) $ (2,824) $ (11,852) $ 26,817 $ (23,902) Depreciation/amortization 17,972 17,638 33,740 33,953 75,036 67,936 Net Interest expense 9,808 6,494 18,971 16,269 35,505 28,588 Provision(benefit) for Income taxes (3,619) 2,184 (5,344) (586) (48,051) (348) Acquisition-related transaction expenses 1,373 1,037 1,813 1,483 3,707 3,561 Stock compensation 664 538 1,355 538 2,711 538 Impairment - - - - - 2,005 Merger transaction expenses - 481 - 2,034 - - Adjusted EBITDA $ 27,663 $ 24,265 $ 47,711 $ 41,839 $ 95,725 $ 78,378

Adjusted EBITDA Reconciliation by Segment Adjusted EBITDA Reconciliation by Segment ($ in thousands) Six Months Ended Six Months Ended June 30, 2018 June 30, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $ 14,266 $ 11,015 $ (12,593) $ 12,688 $ 4,270 $ 1,696 $ (17,818) $ (11,852) Depreciation/amortization 16,614 40,278 56 56,948 14,779 19,096 78 33,953 Net Interest expense 3,651 5,179 11,535 20,365 3,512 3,828 8,929 16,269 Provision(benefit) for Income taxes (1,634) (2,839) (10,456) (14,929) 2,458 248 (3,292) (586) Acquisition-related transaction expenses 7 29 1,806 1,842 - - 1,483 1,483 Stock compensation 464 1,028 296 1,788 158 204 176 538 Impairment - 2,840 - 2,840 - - - - Merger transaction expenses - - - - - - 2,034 2,034 Adjusted EBITDA $ 33,368 $ 57,530 $ (9,356) $ 81,542 $ 25,177 $ 25,072 $ (8,410) $ 41,839

Acquisition-Adjusted EBITDA Reconciliation by Segment Acquisition-Adjusted EBITDA Reconciliation by Segment ($ in thousands) Six Months Ended Six Months Ended June 30, 2018 June 30, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $ 14,259 $ 5,956 $ (12,593) $ 7,622 $ 7,587 $ 526 $ (17,818) $ (9,705) Depreciation/amortization 16,614 45,192 56 61,862 18,421 40,407 78 58,906 Net Interest expense 3,657 8,261 11,535 23,453 3,572 8,738 8,929 21,239 Provision(benefit) for Income taxes (1,634) (2,760) (10,456) (14,850) 2,458 1,198 (3,292) 364 Acquisition-related transaction expenses 7 1,463 1,806 3,276 - 645 3,035 3,680 Stock compensation 464 1,760 296 2,520 158 539 176 873 Impairment - 2,840 - 2,840 - - - - Merger transaction expenses - - - - - - 481 481 Adjusted EBITDA $ 33,367 $ 62,712 $ (9,356) $ 86,723 $ 32,196 $ 52,053 $ (8,411) $ 75,838

Acquisition-Excluded EBITDA Reconciliation by Segment ($ in thousands) Acquisition-Excluded EBITDA Reconciliation Six Months Ended Six Months Ended June 30, 2018 June 30, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $ 4,913 $ 4,856 $ (12,593) $ (2,824) $ 4,270 $ 1,696 $ (17,818) $ (11,852) Depreciation/amortization 14,030 19,654 56 33,740 14,779 19,096 78 33,953 Net Interest expense 3,618 3,818 11,535 18,971 3,512 3,828 8,929 16,269 Provision(benefit) for Income taxes 2,653 2,460 (10,456) (5,343) 2,458 248 (3,292) (586) Acquisition-related transaction expenses 7 - 1,806 1,813 - - 3,516 3,516 Stock compensation 429 630 296 1,355 158 204 176 538 Impairment - - - - - - - - Merger transaction expenses - - - - - - - - Adjusted EBITDA $ 25,650 $ 31,418 $ (9,356) $ 47,712 $ 25,177 $ 25,072 $ (8,411) $ 41,838

Adjusted EBITDA Reconciliation by Segment Adjusted EBITDA Reconciliation by Segment ($ in thousands) Three Months Ended Three Months Ended June 30, 2018 June 30, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $ 10,564 $ 8,533 $ (5,612) $ 13,485 $ 3,210 $ 2,150 $ (9,467) $ (4,107) Depreciation/amortization 9,234 22,507 25 31,766 7,260 10,339 39 17,638 Net Interest expense 1,880 2,703 5,886 10,469 1,717 1,826 2,951 6,494 Provision(benefit) for Income taxes (3,127) (3,982) (7,437) (14,546) 1,412 702 69 2,183 Acquisition-related transaction expenses 7 29 1,366 1,402 - - 1,037 1,037 Stock compensation 212 541 149 902 158 204 176 538 Impairment - 2,840 - 2,840 - - 481 481 Merger transaction expenses - - - - - - - 24,264 Adjusted EBITDA $ 18,770 $ 33,171 $ (5,623) $ 46,318 $ 13,757 $ 15,221 $ (4,714) $ 48,528

Acquisition-Adjusted EBITDA Reconciliation by Segment Acquisition-Adjusted EBITDA Reconciliation by Segment ($ in thousands) Three Months Ended Three Months Ended June 30, 2018 June 30, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $ 10,558 $ 4,453 $ (5,612) $ 9,399 $ 4,533 $ 3,593 $ (9,467) $ (1,341) Depreciation/amortization 9,234 24,402 25 33,661 9,179 20,345 39 29,563 Net Interest expense 1,887 4,486 5,886 12,259 1,765 4,229 2,951 8,945 Provision(benefit) for Income taxes (3,128) (3,947) (7,437) (14,512) 1,413 1,283 69 2,765 Acquisition-related transaction expenses 7 1,463 1,366 2,836 - 362 1,037 1,399 Stock compensation 212 1,260 149 1,621 158 419 176 753 Impairment - 2,840 - 2,840 - - - - Merger transaction expenses - - - - - - 481 481 Adjusted EBITDA $ 18,770 $ 34,957 $ (5,623) $ 48,104 $ 17,048 $ 30,231 $ (4,714) $ 42,565

Acquisition-Excluded EBITDA Reconciliation by Segment ($ in thousands) Acquisition-Excluded EBITDA Reconciliation Three Months Ended Three Months Ended June 30, 2018 June 30, 2017 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Net income (loss) $ 3,569 $ 3,274 $ (6,885) $ (42) $ 3,210 $ 2,150 $ (9,467) $ (4,107) Depreciation/amortization 6,915 11,032 25 17,972 7,260 10,339 39 17,638 Net Interest expense 1,844 2,077 5,886 9,807 1,717 1,826 2,951 6,494 Provision(benefit) for Income taxes 2,049 2,004 (6,164) (2,111) 1,412 702 69 2,183 Acquisition-related transaction expenses 7 - 1,366 1,373 - - 1,037 1,037 Stock compensation 178 338 149 665 158 204 176 538 Impairment - - - - Merger transaction expenses - - - - - - 481 481 Adjusted EBITDA $ 14,562 $ 18,725 $ (5,623) $ 27,664 $ 13,757 $ 15,221 $ (4,714) $ 24,264

(1) Capitalization data based on securities outstanding as of June 30, 2018. (2) Based on treasury stock method with a stock price of $8.44 as of August 3, 2018. Each warrant represents half a share and on a share equivalent basis has a weighted average exercise price of $11.50. (3) Based on $65 million outstanding Series A Convertible Preferred as of June 30, 2018 with a conversion price of $11.50. (4) Based on treasury stock method for Director Group and Employee Group Stock Options of 0.15 million (weighted average exercise price of $ 9.98) and 1.71 million (weighted average exercise price of $10.50), respectively, with a stock price of $8.44 as of August 3, 2018. Capitalization Summary(1) (in millions) Adjusted Share Count Security Outstanding Common Stock Equivalent Common Shares 63.9 63.9 Warrants 35.0 -(2) Convertible Preferred 0.7 5.7(3) Employee Stock Options 1.9(4) -(4) RSUs 1.0 1.0 Fully Diluted Shares - 70.6 Shares issued 7/1 and 8/1 with acquisitions - 0.5 Fully Diluted Shares - 71.1